                               1998 ANNUAL REPORT


                               CENTENNIAL
                               GOVERNMENT
                               TRUST



JUNE 30, 1998

Dear Shareholder:


In a year of excitement and volatility for stock markets here and abroad, money market funds, such as Centennial Government Trust, generally continued to provide stable returns. Yields moved in a very narrow range, as the Federal Reserve Board, which raises and lowers short-term interest rates based on its view of inflation, stayed on the sidelines for the entire fiscal year.

Two opposing forces have kept the Fed from raising or lowering rates. On one hand, the U.S. economy continues to grow at a strong pace, with the unemployment rate at just 4.5% and consumer confidence soaring. On the other hand, the Asian financial crisis shows no signs of easing, which has weakened global demand for goods and services. Since the United States is a major exporter to Asia, slackening demand and devalued currencies in the Far East have created a dampening effect on inflation. Remarkably, seven years into an economic expansion, U.S. inflation is now trending below 2%.

For the fiscal year ended June 30, 1998, Centennial Government Trust produced a compounded annual yield of 4.94%. Without compounding, the corresponding yield was 4.83%. The seven-day annualized yields, with and without compounding, on June 30, 1998 were 4.93% and 4.81%, respectively.(1) It is important to remember that an investment in the Trust is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Trust will maintain a stable $1.00 share price in the future.

During the period, the Asian crisis boosted worldwide demand for U.S. Treasury bills, as investors sought safety and liquidity for their money. That extra demand boosted T-bill prices and reduced their yields. As a result, yields on U.S. government agency securities were often significantly higher than those of T-bills. To achieve greater yield without incurring additional credit risk, most of the portfolio was invested in agency securities, which offered a slightly higher yield than T-bills.

When the difference between T-bill yields and U.S. government agency yields narrowed, we purchased more T-bills. Since T-bills are much more liquid than government agency securities, they are quite attractive to us as money market fund managers. In addition, because of the unusual fluctuation in T-bill yields arising from the Asian crisis, it was possible to buy T-bills, watch them closely, and then sell them at a substantial gain after only a few weeks or months.


1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

During the rest of 1998 and beyond, we plan to continue monitoring global events so that we can position the portfolio accordingly. We will also continue to invest conservatively, always keeping in mind your objectives of safety and liquidity.

Thank you for your confidence in Centennial Government Trust. We look forward to helping you reach your investment goals, part of our commitment to you as The Right Way to Invest.


Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
Centennial Government Trust


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
Centennial Government Trust


July 22, 1998

STATEMENT OF INVESTMENTS June 30, 1998
Centennial Government Trust

                                            Face             Value
                                           Amount           See Note 1
                                        -----------       -----------
U.S. GOVERNMENT AGENCIES--80.9%
Federal Farm Credit Bank:
  5.432%, 7/1/98(1) ..................$10,000,000       $ 9,998,140
  5.455%, 7/1/98(1) .................. 15,500,000        15,494,484
  5.54%, 8/25/98(1) .................. 10,000,000         9,996,792
Federal Home Loan Bank:
  5.40%, 8/3/98 ...................... 25,000,000        24,989,687
  5.426%, 7/6/98-7/23/98(1) .......... 15,000,000        14,998,914
  5.432%, 7/17/98(1) ................. 10,000,000         9,999,093
  5.481%, 8/26/98-9/10/98(1) ......... 25,000,000        24,985,207
  5.566%, 7/1/98(1) .................. 10,000,000         9,995,871
  5.579%, 1/27/99 ....................  5,000,000         5,000,000
  5.605%, 1/29/99 ....................  5,000,000         5,000,000
  5.72%, 7/7/98 ...................... 15,000,000        15,000,355
  5.765%, 7/8/98 ..................... 15,000,000        15,000,233
Federal Home Loan Mortgage Corp.:
  5.35%, 9/4/98 ...................... 19,922,000        19,728,559
  5.40%, 7/30/98-8/3/98 .............. 54,540,000        54,284,427
  5.405%, 7/31/98 .................... 22,570,000        22,468,341
  5.41%, 8/11/98 ..................... 10,000,000         9,938,386
  5.42%, 7/15/98-9/25/98 ............. 42,500,000        42,078,067
  5.43%, 9/10/98 ..................... 10,000,000         9,892,928
  5.435%, 9/8/98 ..................... 30,000,000        29,686,912
  5.45%, 8/31/98 ..................... 10,000,000         9,907,568
  5.50%, 9/22/98 ..................... 15,000,000        14,993,005
  13%, 8/4/98 ........................ 20,000,000        20,129,582
Federal National Mortgage Assn.:
  4.875%, 10/15/98 ...................  8,500,000         8,480,911
  5.05%, 11/10/98 ....................  5,000,000         4,988,452
  5.35%, 8/12/98 ..................... 10,000,000         9,995,477
  5.37%, 8/12/98 ..................... 15,000,000        14,994,617
  5.39%, 7/24/98 ..................... 29,000,000        28,900,135
  5.40%, 8/24/98 ..................... 24,375,000        24,177,239
  5.41%, 8/27/98 ..................... 15,000,000        14,871,513
  5.42%, 7/27/98 ..................... 15,000,000        14,941,283
  5.43%, 9/21/98 ..................... 10,000,000         9,876,317
  5.435%, 9/25/98 .................... 10,000,000         9,870,164
  5.438%, 7/1/98(1) .................. 10,000,000         9,999,075
  5.521%, 9/3/98(1) .................. 25,000,000        24,981,098
  5.55%, 9/8/98 ...................... 10,000,000         9,997,342
  5.601%, 7/9/98(1) .................. 10,000,000         9,996,910
  7%, 7/13/98 ........................ 20,000,000        20,008,621

Centennial Government Trust

                                                                                           Face              Value
                                                                                          Amount           See Note 1
                                                                                       ------------       ------------
U.S. GOVERNMENT AGENCIES (Continued)
Overseas Private Investment Corp.:
  5.725%, 7/20/98(1)(3) ............................................................   $  3,777,655       $  3,818,274
  5.75%, 7/20/98(1)(3) .............................................................      4,500,000          4,523,138
Student Loan Marketing Assn.:
  5.321%, 8/11/98(1) ...............................................................     26,000,000         25,970,999
  5.331%, 8/21/98(1) ...............................................................      5,000,000          4,994,452
  5.341%, 8/11/98(1) ...............................................................     16,900,000         16,878,750
  5.381%, 8/7/98(1) ................................................................     10,000,000          9,992,857
  5.431%, 8/20/98(1) ...............................................................      8,000,000          7,996,529
  5.571%, 7/1/98(1) ................................................................      5,000,000          4,998,551
  5.631%, 7/28/98(1) ...............................................................     10,000,000          9,999,055
  guaranteeing commercial paper of:
    Kirksville College of Osteopathic Medicine, Inc., Education Loan Revenue Nts.,
      Series A, 5.48%, 8/5/98 ......................................................     10,167,000         10,112,832
    NEBHELP, Inc.:
      5.49%, 7/15/98(2) ............................................................     25,000,000         24,946,625
      5.51%, 7/23/98-7/24/98(2) ....................................................     35,319,000         35,196,440
      5.53%, 7/10/98(2) ............................................................     26,000,000         25,964,055
      5.54%, 7/27/98(2) ............................................................     49,000,000         48,803,946
    New Hampshire Higher Education Loan Corp., Commercial Paper Nts.,
      Series 1995A, 5.48%, 7/29/98-8/3/98 ..........................................     58,777,000         58,509,042
    USA Group Secondary Market Services, Inc., Education Loan Revenue Nts.,
      Series A, 5.48%, 7/17/98 .....................................................     13,800,000         13,766,389
                                                                                                          ------------
Total U.S. Government Agencies .....................................................                       916,117,639
                                                                                                          ------------
U.S. GOVERNMENT OBLIGATIONS--0.9%
U.S. Treasury Bills, 5.06%, 11/12/98 ...............................................     10,000,000          9,812,214
                                                                                                          ------------

Centennial Government Trust

                                                                                          Face                  Value
                                                                                         Amount               See Note 1
                                                                                     ------------          --------------
REPURCHASE AGREEMENTS--17.7%
Repurchase agreement with PaineWebber, Inc., 6.10%, dated 6/30/98, to be repurchased at $201,034,058 on 7/1/98, collateralized by
Government National Mortgage Assn. Participation Nts., 6.50%-7.50%,
1/15/23-1/15/28, with a value of $128,334,275, and Federal National
Mortgage Assn. Participation Nts., 6.50%-7.50%, 8/1/11-2/1/28,
with a value of $77,014,649..........................................................$201,000,000          $  201,000,000
                                                                                                           --------------
Total Investments, at Value..........................................................        99.5%          1,126,929,853
                                                                                                           --------------
Other Assets Net of Liabilities......................................................         0.5               5,413,822
                                                                                            -----          --------------
Net Assets...........................................................................       100.0%         $1,132,343,675
                                                                                            =====          ==============

Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear the interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $134,911,066, or 11.91% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $8,341,412, or 0.74% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.





See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1998
Centennial Government Trust


ASSETS
Investments, at value (including repurchase agreements of $201,000,000)--
  see accompanying statement..................................................       $1,126,929,853
Cash..........................................................................            1,066,180
Receivables:
  Shares of beneficial interest sold..........................................           11,588,659
  Interest....................................................................            6,671,149
Other.........................................................................               85,160
                                                                                     --------------
    Total assets..............................................................        1,146,341,001
                                                                                     --------------

LIABILITIES
Payables and other liabilities:
  Shares of beneficial interest redeemed......................................           11,871,996
  Dividends...................................................................            1,770,196
  Transfer and shareholder servicing agent fees...............................              120,402
  Service plan fees...........................................................               93,894
  Other.......................................................................              140,838
                                                                                     --------------
      Total liabilities.......................................................           13,997,326
                                                                                     --------------

NET ASSETS....................................................................       $1,132,343,675
                                                                                     ==============

COMPOSITION OF NET ASSETS
Paid-in capital...............................................................       $1,133,026,611
Accumulated net realized loss on investment transactions......................             (682,936)
                                                                                     --------------

NET ASSETS--applicable to 1,133,026,611 shares of beneficial
  interest outstanding........................................................       $1,132,343,675
                                                                                     ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE................                $1.00



See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1998
Centennial Government Trust

INVESTMENT INCOME--Interest ...........................     $62,326,374
                                                            -----------
EXPENSES
Management fees--Note 3 ...............................       5,092,383
Service plan fees--Note 3 .............................       2,234,968
Transfer and shareholder servicing agent fees--Note 3..         703,232
Custodian fees and expenses ...........................         143,155
Shareholder reports ...................................          99,453
Registration and filing fees ..........................          97,299
Legal, auditing and other professional fees ...........          31,404
Trustees' fees and expenses ...........................          18,851
Insurance expenses ....................................           7,225
Other .................................................             474
                                                            -----------
  Total expenses ......................................       8,428,444
                                                            -----------
NET INVESTMENT INCOME .................................      53,897,930
                                                            -----------
NET REALIZED GAIN ON INVESTMENTS ......................          59,323
                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $53,957,253
                                                            ===========
=======================================================================


STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended June 30,
                                                                    --------------------------------------
                                                                          1998                   1997
                                                                    ---------------        ---------------
OPERATIONS
Net investment income .......................................       $    53,897,930        $    47,945,569
Net realized gain (loss) ....................................                59,323                 (5,032)
                                                                    ---------------        ---------------
Net increase in net assets resulting from operations ........            53,957,253             47,940,537
                                                                    ---------------        ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .................           (53,897,930)           (47,945,569)
                                                                    ---------------        ---------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest
    transactions--Note 2 ....................................           104,848,437             84,955,146
                                                                    ---------------        ---------------
NET ASSETS
Total increase ..............................................           104,907,760             84,950,114
Beginning of period .........................................         1,027,435,915            942,485,801
                                                                    ---------------        ---------------
End of period ...............................................       $ 1,132,343,675        $ 1,027,435,915
                                                                    ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust

                                                                                  Year Ended June 30,
                                                  ------------------------------------------------------------------------------
                                                     1998              1997             1996             1995             1994
                                                  ---------         ---------         --------         --------         --------
PER SHARE OPERATING DATA
Net asset value, beginning of period ......       $    1.00         $    1.00         $   1.00         $   1.00      $      1.00
Income from investment operations--
    net investment income and net
    realized gain .........................             .05               .05              .05              .05              .03
Dividends and distributions to shareholders            (.05)             (.05)            (.05)            (.05)            (.03)
                                                  ---------         ---------         --------         --------         --------
Net asset value, end of period ............       $    1.00         $    1.00         $   1.00         $   1.00      $      1.00
                                                  =========         =========         ========         ========         ========

TOTAL RETURN(1) ...........................            4.93%             4.75%            4.91%            4.93%            2.84%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions) ...       $   1,132         $   1,027         $    942         $    893         $    613
Average net assets (in millions) ..........       $   1,117         $   1,032         $    962         $    719         $    665


RATIOS TO AVERAGE NET ASSETS
Net investment income .....................            4.82%             4.65%            4.83%            4.81%            2.79%
Expenses ..................................            0.75%             0.76%            0.77%            0.80%            0.79%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Government Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with preservation of capital and the maintenance of liquidity, through investment in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1998, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $737,000, which expires between 2003 and 2005.

Distributions to Shareholders. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                           Year Ended June 30, 1998                   Year Ended June 30, 1997
                                  --------------------------------------        --------------------------------------
                                     Shares                  Amount                 Shares                 Amount
                                  ---------------        ---------------        ---------------        ---------------
Sold ......................         3,253,572,215        $ 3,253,572,215          2,931,272,745        $ 2,931,272,745

Dividends and distributions
  reinvested ..............            52,695,140             52,695,140             46,820,017             46,820,017

Redeemed ..................        (3,201,418,918)        (3,201,418,918)        (2,893,137,616)        (2,893,137,616)
                                  ---------------        ---------------        ---------------        ---------------

Net increase ..............           104,848,437        $   104,848,437             84,955,146        $    84,955,146
                                  ===============        ===============        ===============        ===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the year ended June 30, 1998, the Trust paid $56,240 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

INDEPENDENT AUDITORS' REPORT
Centennial Government Trust


The Board of Trustees and Shareholders of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Government Trust as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for the period July 1, 1993 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Government Trust at June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Denver, Colorado
July 22, 1998

FEDERAL INCOME TAX INFORMATION (Unaudited)
Centennial Government Trust


In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1998. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the fiscal year ended June 30, 1998 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                (This page has been left blank intentionally.)

                (This page has been left blank intentionally.)

                (This page has been left blank intentionally.)

CENTENNIAL GOVERNMENT TRUST
          Officers and Trustees
          James C. Swain, Chairman and Chief
            Executive Officer
          Bridget A. Macaskill, Trustee and President
          Robert G. Avis, Trustee
          William A. Baker, Trustee
          Charles Conrad, Jr., Trustee
          Jon S. Fossel, Trustee
          Sam Freedman, Trustee
          Raymond J. Kalinowski, Trustee
          C. Howard Kast, Trustee
          Robert M. Kirchner, Trustee
          Ned M. Steel, Trustee
          George C. Bowen, Trustee, Vice President,
            Treasurer and Assistant Secretary
          Andrew J. Donohue, Vice President and
            Secretary
          Carol E. Wolf, Vice President
          Arthur J. Zimmer, Vice President
          Robert J. Bishop, Assistant Treasurer
          Scott T. Farrar, Assistant Treasurer
          Robert G. Zack, Assistant Secretary

          Investment Advisor and Distributor
          Centennial Asset Management Corporation

          Transfer and Shareholder Servicing Agent
          Shareholder Services, Inc.

          Custodian of Portfolio Securities
          Citibank, N.A.

          Independent Auditors
          Deloitte & Touche LLP

          Legal Counsel
          Myer, Swanson, Adams & Wolf, P.C.

          This is a copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government Trust. For material information concerning the Trust, see the Prospectus.

          For shareholder servicing, call:
          1-800-525-9310 (in U.S.)
          303-671-3200 (outside U.S.)

          Or write:
          Shareholder Services, Inc.
          P.O. Box 5143
          Denver, CO 80217-5143







RA0170.001.0698   [RECYCLE LOGO] Printed on recycled paper